ABERDEEN FUNDS

(the “Trust”)

Supplement to the Trust’s

Statement of Additional Information

dated February 28, 2011, as supplemented

Supplement to the Trust’s

Statement of Additional Information

 dated April 25, 2011, as supplemented

The following replaces the information in the section entitled, “Additional Information on Portfolio Instruments and Investment Policies-Illiquid Securities and Restricted Securities” located on page 48 of the Trust’s Statement of Additional Information dated February 28, 2011 and page 30 of the Trust’s Statement of Additional Information dated April 25, 2011 :

Illiquid Securities and Restricted Securities. Each Fund (except International Equity Institutional Fund) may not invest more than 15% of its net assets in illiquid securities. International Equity Institutional Fund may not invest more than 10% of its net assets in illiquid securities. An illiquid security is generally any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in net asset value or other external events cause a Fund’s investments in illiquid securities to exceed the limit set forth above for the Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities are often illiquid, but they may also be liquid.

The SEC has adopted Rule 144A and Regulation S under the Securities Act, which allow for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A and Regulation S establish a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Adviser or subadviser(s) has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and Regulation S and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A or Regulation S securities, a Fund’s level of illiquidity may increase.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The following replaces the information in the section entitled, “Investing in China” beginning on page 36 of the Trust’s Statement of Additional Information dated February 28, 2011:

Investing in China.  In addition to the risks listed above under “Foreign Securities” and “Investment in Companies in Developing Countries,” investing in China presents additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.  China has committed by treaty to preserve Hong Kong as separate from China.  However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

The China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses that allow foreign investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the CSRC (collectively referred to as “China Securities”), which historically were not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). Aberdeen Asset Management Asia Limited (“AAMAL”), a sub-adviser to some of the Funds, has received a QFII license and a specified quota to be invested in China Securities (the “Quota”).  A portion of the China Opportunities Fund and Asia Bond Institutional Fund (the “China Investor Funds”) are invested in China Securities as part of the Quota granted to AAMAL.

The Quota for investment in China Securities is measured by AAMAL’s investments across all accounts that it manages that are invested in China Securities.  Once the entire Quota is invested in China Securities, aggregate investment capital and profits may not be repatriated for a minimum of one year.  As long as this limitation applies, the China Securities will be subject to the China Investor Funds’ limits on investing in illiquid securities.  Despite this limitation, individual China Securities held by the China Investor Funds may be bought and sold, as long as the aggregate amount invested in China Securities by AAMAL clients, including the China Investor Funds, at least equals the Quota. Because the amount invested by the China Investor Funds in China Securities is subject to a lock-up period (at least for the first year and possibly thereafter), the China Securities will be considered illiquid and subject to the China Investor Funds’ limits on illiquid investments.

Under the current regulatory regime, the China Investor Funds would generally be permitted to repatriate profits after the expiration of the one-year lockup period. There can be no guarantee that SAFE will not extend this one-year period. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. Repatriation of principal is treated differently and would generally result in a reduction in the Quota, with no new injections of principal for QFII client accounts permitted without the QFII applying for and obtaining a new Quota, which cannot be guaranteed. AAMAL has discretion to withdraw principal and net realized from investment in China Securities.

Although China law permits the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII.  As a result, there is a risk that creditors of AAMAL may assert that AAMAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. AAMAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, AAMAL as QFII has no ownership interest in the assets in the Fund accounts held as nominee accounts and the Funds will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts.  Nonetheless, if a court upholds a creditors’ assertion that the QFII assets belong to AAMAL as license-holder, then creditors of AAMAL could seek payment from the China Investor Funds’ investments in China Securities.

Please keep this Supplement for future reference.

This Supplement is dated September 28, 2011.

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